UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 15, 2006

RIM SEMICONDUCTOR COMPANY

(Exact name of registrant as specified in its charter)

Utah	000-21785	95-4545704
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

305 NE 102nd Ave, Suite 105, Portland, OR 97220
(Address of principal executive offices, including Zip Code)

(503) 257-6700
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departures of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On September 15, 2006, the Board of Directors of Rim Semiconductor Company (the “Company”) named Dr. “David” Tan Boon Tiong a member of the Company’s Board of Directors.

Dr. Tan was formerly the head of the Technology Development Department of SingTel, Asia’s leading telecommunications group, where he was responsible for the DSL and ATM infrastructure. He later joined Mediacorp Singapore in 2000 and managed its technology fund. More recently, Dr. Tan headed the NUS Venture Support unit where he was responsible for the funding and incubation of technology start-ups from the National University of Singapore (NUS). Dr. Tan holds a Ph.D. from Cambridge University.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rim Semiconductor Company

Dated: September 21, 2006	By:	/s/ Brad Ketch
Brad Ketch President and Chief Executive Officer